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                                                                    Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITOR

   I consent to the reference to my firm under the caption "Experts" and to the use of my report dated February 25, 2000 with respect to the financial statements of the business segment ZAP.IT in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-94801) and related Prospectus of Go America, Inc. for the registration of 11,500,000 shares of its common stock.

                                             /s/ John D. Hilcher CPA
                                            -----------------------------------

April 4, 2000